Exhibit 99.1

NEWS RELEASE

Investor Contact:

Brian Klaus, Senior Vice President, Director of Investor Relations

920-491-7059

Media Contact:

Cliff Bowers, Senior Vice President, Director of Public Relations

920-491-7542

Associated Reports 2013 Earnings of $1.10 per share, up 10% from 2012

Fourth Quarter Earnings Per Share of $0.28

GREEN BAY, Wis. — January 16, 2014 — Associated Banc-Corp (NASDAQ: ASBC) today reported earnings per share of $1.10 for the year ended December 31, 2013. This compares to $1.00 per common share, for the year ended December 31, 2012.

For the quarter ended December 31, 2013, the Company reported earnings per share of $0.28 per common share. This compares to $0.26 per common share, for the quarter ended December 31, 2012.

“Overall we are pleased with our 2013 financial results and accomplishments. We were able to continue to grow our balance sheet, increase total revenues, modestly reduce expenses, and grow bottom line earnings,” said President and CEO Philip B. Flynn. “We remain focused on delivering increased value to our shareholders.”

2013 FULL YEAR HIGHLIGHTS

•	Revenue of $959 million, up 2% from a year ago.

•	Noninterest expenses were down slightly from 2012.

•	Net income to common shareholders of $184 million, up 6% from a year ago.

•	Average loan balances have grown by $921 million, or 6%, from a year ago to $15.7 billion.

•	Strong average deposit growth of 12% from a year ago to $17.4 billion.

•	Net interest margin decreased 13 basis points from 2012 while 2013 net interest income was up 3% or $20 million.

•	Credit quality continued to improve with net charge offs, nonaccrual loans, past due loans and potential problem loans all declining year over year.

•	The Company repurchased $120 million, or approximately 7.7 million shares, of common stock at an average price of $15.57 per share.

•	Total dividends per common share of $0.33 were up 43% from 2012.

•	Return on Tier 1 common equity for 2013 of 9.8%, compared to 9.5% for 2012.

•	Capital ratios remain very strong with a Tier 1 common equity ratio of 11.46% at year end.

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FOURTH QUARTER AND 2013 FINANCIAL RESULTS

Loans

Average loans of $15.7 billion for 2013 were up $921 million, or 6%, from 2012. Total average Commercial Loans for 2013 increased 12% or $1 billion from a year ago to $9.5 billion. The residential mortgage portfolio 2013 average balances grew by $384 million, or 12%, compared to 2012. Run off in home equity and installment loan balances continues, with an average balance decline of $489 million during 2013, or 17%, from 2012, offsetting part of the growth.

Fourth quarter 2013 average loans were flat compared to the prior quarter as the 4% increase in the residential mortgage portfolio was almost entirely offset by decreases in other portfolios.

Deposits

2013 Average deposits of $17.4 billion were up 12% or $1.9 billion from 2012. Total average checking, savings, and money market balances growth of $2.2 billion was partially offset by declines in time deposits of $390 million during the year.

Average deposits of $17.9 billion for the fourth quarter were up $272 million, or 2% compared to the third quarter and have increased by $1.2 billion, or 7%, from the year ago quarter. Late in the fourth quarter, the Company reduced collateralized municipal deposits by $1 billion and replaced them with lower cost, longer term FHLB borrowings.

Net Interest Income and Net Interest Margin

Net interest income of $646 million for 2013 was up $20 million or 3% from 2012. Fourth quarter net interest income of $167 million increased 4% compared to the prior quarter and was up $6 million, or 4% compared to the year ago quarter.

Net interest margin decreased 13 basis points from 2012. Fourth quarter net interest margin was 3.23%, an increase of 10 basis points from the 3.13% reported in the third quarter and a decrease of 9 basis points from a year ago. The increase from the third quarter was mainly the result of an 8 basis point increase in asset yields as the Company experienced $3 million in interest recoveries. Fourth quarter net interest margin also benefited by 3 basis points from liability cost management actions related to replacing higher cost deposits with less expensive FHLB funding.

Noninterest Income and Expense

Noninterest income of $313 million for 2013, was flat compared to 2012. Noninterest income for the fourth quarter was $76 million, up $5 million, or 7% from the third quarter. This increase was primarily attributed to net mortgage banking income being up $5 million from the prior quarter.

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2013 total noninterest expense of $681 million was down slightly from 2012. Increases in personnel, technology and equipment, and business development/advertising expenses were more than offset by declines in legal and professional fees, losses other than loans, and foreclosure/OREO expenses.

Total noninterest expense for the quarter ended December 31, 2013 was $179 million, up $15 million or 9% from the third quarter. Personnel expenses increased by $3 million during the fourth quarter which included $2 million of severance costs related to ongoing efficiency initiatives. Business development and advertising expenses increased $2 million from the third quarter as we ramped up our brand campaign. Fourth quarter other expenses increased $3 million from the third quarter related to several one-time items.

Taxes

During the fourth quarter, the Company recognized a $6 million tax benefit related to a settlement of a tax issue and the expiration of various statutes of limitations.

Credit

The Company reported another quarter of improving credit quality with nonaccrual loans down 11%, to $185 million compared to the third quarter, and down 27% from a year ago. The ratio of nonaccrual loans to total loans at year end stands at 1.17% and has improved for the 15th consecutive quarter.

Net charge offs of $5 million for the fourth quarter were flat from the third quarter; both quarters experienced elevated recoveries.

Provision for loan losses was $10 million in 2013 compared to $3 million for 2012. The Company’s allowance for loan losses was $268 million, representing an allowance equal to 1.69% of loans and representing a coverage ratio of 145% of nonaccrual loans at December 31, 2013.

Capital Ratios

The Company’s capital position remains very strong, with a Tier 1 common equity ratio of 11.46% at December 31, 2013. The Company’s capital ratios continue to be well in excess of both current and expected “well-capitalized” regulatory benchmarks.

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FOURTH QUARTER 2013 EARNINGS RELEASE CONFERENCE CALL

The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, January 16, 2014. Interested parties can listen to the call live on the internet through the investor relations section of the company’s website, https://www.associatedbank.com/investor or by dialing 877-445-2557. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 973-935-2959. Participants should ask the operator for the Associated Banc-Corp fourth quarter 2013 earnings call.

An audio archive of the webcast will be available on the company’s website at https://www.associatedbank.com/investor.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NASDAQ: ASBC) has total assets of $24 billion and is one of the top 50, publicly traded, U.S. bank holding companies. Headquartered in Green Bay, Wis., Associated is a leading Midwest banking franchise, offering a full range of financial products and services in over 200 banking locations serving more than 100 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS

Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

# # #

Associated Banc-Corp

Consolidated Balance Sheets (Unaudited)

(in thousands)	December 31, 2013	September 30, 2013	Seq l Qtr $ Change	June 30, 2013	March 31, 2013	December 31, 2012	Comp Qtr $ Change
Assets
Cash and due from banks	$455,482	$526,009	$(70,527)	$422,779	$336,247	$563,304	$(107,822)
Interest-bearing deposits in other financial institutions	126,018	277,761	(151,743)	121,390	82,555	147,434	(21,416)
Federal funds sold and securities purchased under agreements to resell	20,745	25,400	(4,655)	10,800	8,600	27,135	(6,390)
Securities held to maturity, at amortized cost	175,210	125,095	50,115	75,946	54,123	39,877	135,333
Securities available for sale, at fair value	5,250,585	4,840,035	410,550	4,854,319	4,950,317	4,926,758	323,827
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	181,249	181,129	120	181,008	152,490	166,774	14,475
Loans held for sale	64,738	102,052	(37,314)	203,576	173,389	261,410	(196,672)
Loans	15,896,261	15,585,854	310,407	15,746,599	15,551,562	15,411,022	485,239
Allowance for loan losses	(268,315)	(271,724)	3,409	(277,218)	(286,923)	(297,409)	29,094

Loans, net	15,627,946	15,314,130	313,816	15,469,381	15,264,639	15,113,613	514,333
Premises and equipment, net	270,890	265,636	5,254	258,903	254,674	253,958	16,932
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	74,464	75,730	(1,266)	74,612	66,294	61,176	13,288
Trading assets	43,728	49,402	(5,674)	49,732	65,014	70,711	(26,983)
Other assets	1,006,697	977,128	29,569	965,330	940,258	926,417	80,280

Total assets	$24,226,920	23,688,675	$538,245	23,616,944	$23,277,768	$23,487,735	$739,185

Liabilities and Stockholders’ Equity
Noninterest-bearing demand deposits	$4,626,312	4,453,663	$172,649	4,259,776	$4,453,109	$4,759,556	$(133,244)
Interest-bearing deposits	12,640,855	13,884,245	(1,243,390)	12,872,660	12,968,185	12,180,309	460,546

Total deposits	17,267,167	18,337,908	(1,070,741)	17,132,436	17,421,294	16,939,865	327,302
Federal funds purchased and securities sold under agreements to repurchase	475,442	580,479	(105,037)	545,740	730,855	750,455	(275,013)
Other short-term funding	265,484	1,046,401	(780,917)	2,218,760	1,038,697	1,576,484	(1,311,000)
Long-term funding	3,087,267	614,568	2,472,699	614,822	915,063	1,015,346	2,071,921
Trading liabilities	46,470	52,430	(5,960)	52,598	70,236	76,343	(29,873)
Accrued expenses and other liabilities	193,800	184,607	9,193	175,612	165,358	192,843	957

Total liabilities	21,335,630	20,816,393	519,237	20,739,968	20,341,503	20,551,336	784,294
Stockholders’ Equity
Preferred equity	61,862	62,737	(875)	63,272	63,272	63,272	(1,410)
Common stock	1,750	1,750	—	1,750	1,750	1,750	—
Surplus	1,617,990	1,614,516	3,474	1,610,243	1,605,966	1,602,136	15,854
Retained earnings	1,392,508	1,361,498	31,010	1,330,737	1,297,692	1,281,811	110,697
Accumulated other comprehensive income (loss)	(24,244)	(37,120)	12,876	(25,015)	42,991	48,603	(72,847)
Treasury stock	(158,576)	(131,099)	(27,477)	(104,011)	(75,406)	(61,173)	(97,403)

Total stockholders’ equity	2,891,290	2,872,282	19,008	2,876,976	2,936,265	2,936,399	(45,109)

Total liabilities and stockholders’ equity	$24,226,920	23,688,675	$538,245	23,616,944	$23,277,768	$23,487,735	$739,185

Associated Banc-Corp

Consolidated Statements of Income (Unaudited)

	For The Three Months Ended December 31,		Quarter		For The Year Ended December 31,		Year-to-Date
(in thousands, except per share amounts)	2013	2012	$ Change	% Change	2013	2012	$ Change	% Change
Interest Income
Interest and fees on loans	$148,884	$150,107	$(1,223)	(0.8%)	$587,526	$595,965	$(8,439)	(1.4%)
Interest and dividends on investment securities:
Taxable	24,316	20,368	3,948	19.4%	88,919	86,945	1,974	2.3%
Tax-exempt	6,884	7,119	(235)	(3.3%)	27,345	28,655	(1,310)	(4.6%)
Other interest	1,453	2,876	(1,423)	(49.5%)	5,193	6,719	(1,526)	(22.7%)

Total interest income	181,537	180,470	1,067	0.6%	708,983	718,284	(9,301)	(1.3%)
Interest Expense
Interest on deposits	7,340	9,091	(1,751)	(19.3%)	31,267	41,431	(10,164)	(24.5%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	271	558	(287)	(51.4%)	1,322	2,687	(1,365)	(50.8%)
Interest on other short-term funding	228	226	2	0.9%	1,519	3,294	(1,775)	(53.9%)
Interest on long-term funding	6,499	9,140	(2,641)	(28.9%)	29,332	44,880	(15,548)	(34.6%)

Total interest expense	14,338	19,015	(4,677)	(24.6%)	63,440	92,292	(28,852)	(31.3%)

Net Interest Income	167,199	161,455	5,744	3.6%	645,543	625,992	19,551	3.1%
Provision for loan losses	2,000	3,000	(1,000)	(33.3%)	10,000	3,000	7,000	233.3%

Net interest income after provision for loan losses	165,199	158,455	6,744	4.3%	635,543	622,992	12,551	2.0%
Noninterest Income
Trust service fees	11,938	10,429	1,509	14.5%	45,633	40,737	4,896	12.0%
Service charges on deposit accounts	17,330	16,817	513	3.1%	70,009	68,917	1,092	1.6%
Card-based and other nondeposit fees	12,684	12,690	(6)	(0.0%)	49,913	47,862	2,051	4.3%
Insurance commissions	11,274	10,862	412	3.8%	44,024	47,014	(2,990)	(6.4%)
Brokerage and annuity commissions	3,881	3,678	203	5.5%	14,877	15,643	(766)	(4.9%)

Total core fee-based revenue	57,107	54,476	2,631	4.8%	224,456	220,173	4,283	1.9%
Mortgage banking, net	8,277	13,530	(5,253)	(38.8%)	48,847	63,500	(14,653)	(23.1%)
Capital market fees, net	2,771	4,243	(1,472)	(34.7%)	13,080	14,241	(1,161)	(8.2%)
Bank owned life insurance income	2,787	3,206	(419)	(13.1%)	11,855	13,952	(2,097)	(15.0%)
Asset gains (losses), net	2,687	(209)	2,896	N/M	5,413	(12,096)	17,509	(144.8%)
Investment securities gains (losses), net	(18)	152	(170)	(111.8%)	564	4,261	(3,697)	(86.8%)
Other	2,262	2,507	(245)	(9.8%)	8,884	9,259	(375)	(4.1%)

Total noninterest income	75,873	77,905	(2,032)	(2.6%)	313,099	313,290	(191)	(0.1%)
Noninterest Expense
Personnel expense	101,215	98,073	3,142	3.2%	397,015	381,404	15,611	4.1%
Occupancy	14,684	17,273	(2,589)	(15.0%)	59,409	60,794	(1,385)	(2.3%)
Equipment	6,509	6,444	65	1.0%	25,351	23,566	1,785	7.6%
Technology	12,963	11,706	1,257	10.7%	49,445	43,548	5,897	13.5%
Business development and advertising	7,834	5,395	2,439	45.2%	23,346	21,303	2,043	9.6%
Other intangible amortization	1,011	1,049	(38)	(3.6%)	4,043	4,195	(152)	(3.6%)
Loan expense	3,677	3,130	547	17.5%	13,162	12,285	877	7.1%
Legal and professional fees	5,916	8,174	(2,258)	(27.6%)	20,226	31,232	(11,006)	(35.2%)
Losses other than loans	1,859	3,071	(1,212)	(39.5%)	1,942	12,258	(10,316)	(84.2%)
Foreclosure/OREO expense	2,829	3,293	(464)	(14.1%)	10,068	15,069	(5,001)	(33.2%)
FDIC expense	4,879	4,813	66	1.4%	19,461	19,478	(17)	(0.1%)
Other	16,091	13,907	2,184	15.7%	57,281	56,691	590	1.0%

Total noninterest expense	179,467	176,328	3,139	1.8%	680,749	681,823	(1,074)	(0.2%)

Income before income taxes	61,605	60,032	1,573	2.6%	267,893	254,459	13,434	5.3%
Income tax expense	13,847	13,404	443	3.3%	79,201	75,486	3,715	4.9%

Net income	47,758	46,628	1,130	2.4%	188,692	178,973	9,719	5.4%
Preferred stock dividends	1,273	1,300	(27)	(2.1%)	5,158	5,200	(42)	(0.8%)

Net income available to common equity	$46,485	$45,328	$1,157	2.6%	$183,534	$173,773	$9,761	5.6%

Earnings Per Common Share:
Basic	$0.28	$0.26	$0.02	7.7%	$1.10	$1.00	$0.10	10.0%
Diluted	$0.28	$0.26	$0.02	7.7%	$1.10	$1.00	$0.10	10.0%
Average Common Shares Outstanding:
Basic	162,611	170,707	(8,096)	(4.7%)	165,584	172,255	(6,671)	(3.9%)
Diluted	163,235	170,896	(7,661)	(4.5%)	165,802	172,357	(6,555)	(3.8%)

N/M = Not meaningful.

Associated Banc-Corp

Consolidated Statements of Income (Unaudited)—Quarterly Trend

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	4Q13	3Q13	$ Change	% Change	2Q13	1Q13	4Q12	$ Change	% Change
Interest Income
Interest and fees on loans	$148,884	$146,219	$2,665	1.8%	$146,896	$145,527	$150,107	$(1,223)	(0.8%)
Interest and dividends on investment securities:
Taxable	24,316	21,544	2,772	12.9%	21,446	21,613	20,368	3,948	19.4%
Tax-exempt	6,884	6,711	173	2.6%	6,785	6,965	7,119	(235)	(3.3%)
Other interest	1,453	1,260	193	15.3%	1,233	1,247	2,876	(1,423)	(49.5%)

Total interest income	181,537	175,734	5,803	3.3%	176,360	175,352	180,470	1,067	0.6%
Interest Expense
Interest on deposits	7,340	7,617	(277)	(3.6%)	7,769	8,541	9,091	(1,751)	(19.3%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	271	308	(37)	(12.0%)	333	410	558	(287)	(51.4%)
Interest on other short-term funding	228	434	(206)	(47.5%)	525	332	226	2	0.9%
Interest on long-term funding	6,499	6,866	(367)	(5.3%)	7,551	8,416	9,140	(2,641)	(28.9%)

Total interest expense	14,338	15,225	(887)	(5.8%)	16,178	17,699	19,015	(4,677)	(24.6%)

Net Interest Income	167,199	160,509	6,690	4.2%	160,182	157,653	161,455	5,744	3.6%
Provision for loan losses	2,000	—	2,000	N/M	4,000	4,000	3,000	(1,000)	(33.3%)

Net interest income after provision for loan losses	165,199	160,509	4,690	2.9%	156,182	153,653	158,455	6,744	4.3%
Noninterest Income
Trust service fees	11,938	11,380	558	4.9%	11,405	10,910	10,429	1,509	14.5%
Service charges on deposit accounts	17,330	18,407	(1,077)	(5.9%)	17,443	16,829	16,817	513	3.1%
Card-based and other nondeposit fees	12,684	12,688	(4)	(0.0%)	12,591	11,950	12,690	(6)	(0.0%)
Insurance commissions	11,274	11,356	(82)	(0.7%)	9,631	11,763	10,862	412	3.8%
Brokerage and annuity commissions	3,881	3,792	89	2.3%	3,688	3,516	3,678	203	5.5%

Total core fee-based revenue	57,107	57,623	(516)	(0.9%)	54,758	54,968	54,476	2,631	4.8%
Mortgage banking, net	8,277	3,542	4,735	133.7%	19,263	17,765	13,530	(5,253)	(38.8%)
Capital market fees, net	2,771	2,652	119	4.5%	5,074	2,583	4,243	(1,472)	(34.7%)
Bank owned life insurance income	2,787	2,817	(30)	(1.1%)	3,281	2,970	3,206	(419)	(13.1%)
Asset gains (losses), net	2,687	1,934	753	38.9%	(44)	836	(209)	2,896	N/M
Investment securities gains (losses), net	(18)	248	(266)	(107.3%)	34	300	152	(170)	(111.8%)
Other	2,262	2,100	162	7.7%	1,944	2,578	2,507	(245)	(9.8%)

Total noninterest income	75,873	70,916	4,957	7.0%	84,310	82,000	77,905	(2,032)	(2.6%)
Noninterest Expense
Personnel expense	101,215	98,102	3,113	3.2%	99,791	97,907	98,073	3,142	3.2%
Occupancy	14,684	14,758	(74)	(0.5%)	14,305	15,662	17,273	(2,589)	(15.0%)
Equipment	6,509	6,213	296	4.8%	6,462	6,167	6,444	65	1.0%
Technology	12,963	12,323	640	5.2%	12,651	11,508	11,706	1,257	10.7%
Business development and advertising	7,834	5,947	1,887	31.7%	5,028	4,537	5,395	2,439	45.2%
Other intangible amortization	1,011	1,010	1	0.1%	1,011	1,011	1,049	(38)	(3.6%)
Loan expense	3,677	3,157	520	16.5%	3,044	3,284	3,130	547	17.5%
Legal and professional fees	5,916	3,482	2,434	69.9%	5,483	5,345	8,174	(2,258)	(27.6%)
Losses other than loans	1,859	(1,400)	3,259	(232.8%)	1,799	(316)	3,071	(1,212)	(39.5%)
Foreclosure/OREO expense	2,829	2,515	314	12.5%	2,302	2,422	3,293	(464)	(14.1%)
FDIC expense	4,879	4,755	124	2.6%	4,395	5,432	4,813	66	1.4%
Other	16,091	13,509	2,582	19.1%	13,725	13,956	13,907	2,184	15.7%

Total noninterest expense	179,467	164,371	15,096	9.2%	169,996	166,915	176,328	3,139	1.8%

Income before income taxes	61,605	67,054	(5,449)	(8.1%)	70,496	68,738	60,032	1,573	2.6%
Income tax expense	13,847	21,396	(7,549)	(35.3%)	22,608	21,350	13,404	443	3.3%

Net income	47,758	45,658	2,100	4.6%	47,888	47,388	46,628	1,130	2.4%
Preferred stock dividends	1,273	1,285	(12)	(0.9%)	1,300	1,300	1,300	(27)	(2.1%)

Net income available to common equity	$46,485	$44,373	$2,112	4.8%	$46,588	$46,088	$45,328	$1,157	2.6%

Earnings Per Common Share:
Basic	$0.28	$0.27	$0.01	3.7%	$0.28	$0.27	$0.26	$0.02	7.7%
Diluted	$0.28	$0.27	$0.01	3.7%	$0.28	$0.27	$0.26	$0.02	7.7%
Average Common Shares Outstanding:
Basic	162,611	164,954	(2,343)	(1.4%)	166,605	168,234	170,707	(8,096)	(4.7%)
Diluted	163,235	165,443	(2,208)	(1.3%)	166,748	168,404	170,896	(7,661)	(4.5%)

N/M = Not meaningful.

Associated Banc-Corp

Selected Quarterly Information

(in thousands, except per share, full time equivalent employee data and otherwise noted)	YTD 2013	YTD 2012	4th Qtr 2013	3rd Qtr 2013	2nd Qtr 2013	1st Qtr 2013	4th Qtr 2012
Per Common Share Data
Dividends	$0.33	$0.23	$0.09	$0.08	$0.08	$0.08	$0.08
Market Value:
High	$17.60	$14.63	$17.56	$17.60	$15.69	$15.30	$13.54
Low	13.46	11.43	15.34	15.29	13.81	13.46	12.19
Close	17.40	13.12	17.40	15.49	15.55	15.19	13.12
Book value	17.40	16.97	17.40	17.10	16.97	17.13	16.97
Tier 1 common equity / share	11.77	11.08	11.77	11.59	11.42	11.22	11.08
Tangible book value / share	11.62	11.39	11.62	11.37	11.28	11.51	11.39
Performance Ratios (annualized)
Return on average assets	0.81%	0.81%	0.80%	0.78%	0.82%	0.83%	0.83%
Return on average tangible common equity	9.73	8.96	9.87	9.48	9.76	9.81	9.15
Return on average Tier 1 common equity (1)	9.77	9.45	9.78	9.31	9.94	10.07	9.61
Effective tax rate	29.56	29.67	22.48	31.91	32.07	31.06	22.33
Dividend payout ratio (3)	30.00	23.00	32.14	29.63	28.57	29.63	30.77
Average Balances
Common stockholders’ equity	$2,829,300	$2,885,716	$2,810,130	$2,799,885	$2,857,722	$2,850,227	$2,915,346
Average Tier 1 common equity (1)	1,878,371	1,838,424	1,885,377	1,890,398	1,880,826	1,856,431	1,876,686
Selected trend information
Average full time equivalent employees	4,728	4,968	4,584	4,699	4,790	4,841	4,915
Trust assets under management, at market value ($ in millions)	$7,424	$6,454	$7,424	$7,078	$6,894	$6,913	$6,454
Mortgage loans originated for sale during period	2,304,006	2,797,431	326,648	513,549	782,398	681,410	780,469
Mortgage portfolio serviced for others ($ in millions)	8,084	7,453	8,084	8,014	7,794	7,585	7,453
Mortgage servicing rights, net / Portfolio serviced for others	0.78%	0.62%	0.78%	0.79%	0.79%	0.69%	0.62%
At Period End
Loans / deposits			92.06%	84.99%	91.91%	89.27%	90.97%
Risk weighted assets ($ in millions) (4) (6)			16,694	16,359	16,479	16,163	16,149
Tier 1 common equity (1)			1,913,320	1,904,060	1,893,875	1,881,410	1,875,534
Stockholders’ equity / assets			11.93%	12.13%	12.18%	12.61%	12.50%
Tangible common equity / tangible assets (5)			8.11%	8.21%	8.25%	8.64%	8.56%
Tangible equity / tangible assets (5)			8.38%	8.49%	8.53%	8.92%	8.84%
Tier 1 common equity / risk-weighted assets (4) (6)			11.46%	11.64%	11.49%	11.64%	11.61%
Tier 1 leverage ratio (4) (6)			8.70%	8.76%	8.73%	8.78%	8.98%
Tier 1 risk-based capital ratio (4) (6)			11.83%	12.02%	11.88%	12.03%	12.01%
Total risk-based capital ratio (4) (6)			13.09%	13.44%	13.29%	13.45%	13.42%
Shares outstanding, end of period			162,623	164,303	165,837	167,673	169,304
Non-GAAP financial measures reconciliation
Efficiency ratio (2)	71.05%	72.92%	73.83%	71.10%	69.54%	69.74%	73.71%
Taxable equivalent adjustment	(1.46)	(1.60)	(1.50)	(1.49)	(1.39)	(1.46)	(1.57)
Asset gains (losses), net	0.40	(0.90)	0.80	0.58	(0.01)	0.24	(0.06)
Other intangible amortization	(0.42)	(0.43)	(0.42)	(0.44)	(0.41)	(0.42)	(0.43)
Efficiency ratio, fully taxable equivalent (2)	69.57%	69.99%	72.71%	69.75%	67.73%	68.10%	71.65%

(1)	Tier 1 common equity, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 common equity (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.
(2)	Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net. This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities. Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
(3)	Ratio is based upon basic earnings per common share.
(4)	December 31, 2013 data is estimated.
(5)	Tangible equity, tangible common equity and tangible assets exclude goodwill and other intangible assets, which is a non-GAAP financial measure. These financial measures have been included as they are considered to be critical metrics with which to analyze and evaluate financial condition and capital strength.
(6)	The Federal Reserve establishes capital adequacy requirements, including well-capitalized standards for the Corporation. The OCC establishes similar capital adequacy requirements and standards for the Bank. Regulatory capital primarily consists of Tier 1 risk-based capital and Tier 2 risk-based capital. The sum of Tier 1 risk-based capital and Tier 2 risk-based capital equals our total risk-based capital. Risk-based capital guidelines require a minimum level of capital as a percentage of risk-weighted assets. Risk-weighted assets consist of total assets plus certain off-balance sheet and market items, subject to adjustment for predefined credit risk factors.

Associated Banc-Corp

Selected Asset Quality Information

(in thousands)	Dec 31, 2013	Sep 30, 2013	Dec 13 vs Sep 13 % Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 13 vs Dec 12 % Change
Allowance for Loan Losses
Beginning balance	$271,724	$277,218	(2.0%)	$286,923	$297,409	$315,150	(13.8%)
Provision for loan losses	2,000	—	N/M	4,000	4,000	3,000	(33.3%)
Charge offs	(18,742)	(20,288)	(7.6%)	(21,904)	(27,128)	(30,417)	(38.4%)
Recoveries	13,333	14,794	(9.9%)	8,199	12,642	9,676	37.8%

Net charge offs	(5,409)	(5,494)	(1.5%)	(13,705)	(14,486)	(20,741)	(73.9%)

Ending balance	$268,315	$271,724	(1.3%)	$277,218	$286,923	$297,409	(9.8%)

Reserve for losses on unfunded commitments	$21,900	$21,600	1.4%	$22,400	$21,100	$21,800	0.5%

Net Charge Offs	Dec 31, 2013	Sep 30, 2013	Dec 13 vs Sep 13 % Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 13 vs Dec 12 % Change
Commercial and industrial	$4,555	$(447)	N/M	$1,477	$696	$2,630	73.2%
Commercial real estate—owner occupied	967	2,076	(53.4%)	1,574	1,518	2,056	(53.0%)
Lease financing	(16)	—	N/M	16	(12)	754	(102.1%)

Commercial and business lending	5,506	1,629	238.0%	3,067	2,202	5,440	1.2%
Commercial real estate—investor	137	(414)	(133.1%)	2,999	163	(232)	(159.1%)
Real estate construction	(3,130)	(303)	N/M	(95)	1,392	858	N/M

Commercial real estate lending	(2,993)	(717)	317.4%	2,904	1,555	626	N/M

Total commercial	2,513	912	175.5%	5,971	3,757	6,066	(58.6%)
Home equity revolving lines of credit	966	767	25.9%	2,512	3,615	3,590	(73.1%)
Home equity loans 1st liens	372	564	(34.0%)	954	765	1,060	(64.9%)
Home equity loans junior liens	1,111	800	38.9%	2,034	1,957	3,421	(67.5%)

Home equity	2,449	2,131	14.9%	5,500	6,337	8,071	(69.7%)
Installment	(611)	124	N/M	66	177	1,027	(159.5%)
Residential mortgage	1,058	2,327	(54.5%)	2,168	4,215	5,577	(81.0%)

Total consumer	2,896	4,582	(36.8%)	7,734	10,729	14,675	(80.3%)

Total net charge offs	$5,409	$5,494	(1.5%)	$13,705	$14,486	$20,741	(73.9%)

Net Charge Offs to Average Loans (in basis points) *	Dec 31, 2013	Sep 30, 2013		Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Commercial and industrial	38	(4)		13	6	25
Commercial real estate—owner occupied	34	72		54	51	69
Lease financing	(12)	—		12	(8)	480

Commercial and business lending	37	11		21	16	40
Commercial real estate—investor	2	(6)		41	2	(3)
Real estate construction	(145)	(15)		(5)	82	54

Commercial real estate lending	(32)	(8)		31	18	7

Total commercial	10	4		25	17	27
Home equity revolving lines of credit	44	34		112	159	148
Home equity loans 1st liens	19	27		42	32	40
Home equity loans junior liens	205	140		336	303	486

Home equity	52	44		108	119	140
Installment	(59)	11		6	16	86
Residential mortgage	11	25		24	47	64

Total consumer	19	30		50	70	93

Total net charge offs	14	14		35	38	55

Credit Quality	Dec 31, 2013	Sep 30, 2013	Dec 13 vs Sep 13 % Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 13 vs Dec 12 % Change
Nonaccrual loans	$185,428	$207,594	(10.7%)	$217,493	$225,436	$252,868	(26.7%)
Other real estate owned (OREO)	18,118	25,077	(27.8%)	27,407	35,156	34,900	(48.1%)

Total nonperforming assets	$203,546	$232,671	(12.5%)	$244,900	$260,592	$287,768	(29.3%)

Loans 90 or more days past due and still accruing	2,350	2,063	13.9%	1,548	5,690	2,289	2.7%
Restructured loans (accruing)	123,985	117,043	5.9%	119,066	120,093	121,087	2.4%
Allowance for loan losses / loans	1.69%	1.74%		1.76%	1.84%	1.93%
Allowance for loan losses / nonaccrual loans	144.70	130.89		127.46	127.27	117.61
Nonaccrual loans / total loans	1.17	1.33		1.38	1.45	1.64
Nonperforming assets / total loans plus OREO	1.28	1.49		1.55	1.67	1.86
Nonperforming assets / total assets	0.84	0.98		1.04	1.12	1.23
Net charge offs / average loans (annualized)	0.14	0.14		0.35	0.38	0.55
Year-to-date net charge offs / average loans	0.25	0.29		0.36	0.38	0.57
Nonaccrual loans by type:
Commercial and industrial	$37,719	$36,105	4.5%	$30,302	$33,242	$39,182	(3.7%)
Commercial real estate—owner occupied	29,664	28,301	4.8%	24,003	23,199	24,254	22.3%
Lease financing	69	99	(30.3%)	72	2,165	3,031	(97.7%)

Commercial and business lending	67,452	64,505	4.6%	54,377	58,606	66,467	1.5%
Commercial real estate—investor	37,596	49,841	(24.6%)	60,780	56,776	58,687	(35.9%)
Real estate construction	6,467	18,670	(65.4%)	21,419	22,166	27,302	(76.3%)

Commercial real estate lending	44,063	68,511	(35.7%)	82,199	78,942	85,989	(48.8%)

Total commercial	111,515	133,016	(16.2%)	136,576	137,548	152,456	(26.9%)
Home equity revolving lines of credit	11,883	11,991	(0.9%)	12,940	15,914	20,446	(41.9%)
Home equity loans 1st liens	6,135	6,131	0.1%	7,898	8,626	8,717	(29.6%)
Home equity loans junior liens	7,149	7,321	(2.3%)	7,296	9,405	10,052	(28.9%)

Home equity	25,167	25,443	(1.1%)	28,134	33,945	39,215	(35.8%)
Installment	1,114	1,269	(12.2%)	1,533	1,762	1,838	(39.4%)
Residential mortgage	47,632	47,866	(0.5%)	51,250	52,181	59,359	(19.8%)

Total consumer	73,913	74,578	(0.9%)	80,917	87,888	100,412	(26.4%)

Total nonaccrual loans	$185,428	$207,594	(10.7%)	$217,493	$225,436	$252,868	(26.7%)

*	Annualized.

N/M = Not meaningful.

Associated Banc-Corp

Selected Asset Quality Information (continued)

			Dec 13 vs Sep 13				Dec 13 vs Dec 12
(in thousands)	Dec 31, 2013	Sep 30, 2013	% Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	% Change
Restructured loans (accruing)
Commercial and industrial	$32,517	$32,145	1.2%	$30,970	$29,251	$28,140	15.6%
Commercial real estate—owner occupied	13,009	14,425	(9.8%)	14,336	12,888	13,852	(6.1%)
Lease financing	—	—	N/M	—	—	—	N/M

Commercial and business lending	45,526	46,570	(2.2%)	45,306	42,139	41,992	8.4%
Commercial real estate—investor	44,946	35,073	28.1%	37,299	41,253	41,660	7.9%
Real estate construction	3,793	4,825	(21.4%)	5,365	5,540	4,530	(16.3%)

Commercial real estate lending	48,739	39,898	22.2%	42,664	46,793	46,190	5.5%

Total commercial	94,265	86,468	9.0%	87,970	88,932	88,182	6.9%
Home equity revolving lines of credit	1,117	1,118	(0.1%)	1,130	880	867	28.8%
Home equity loans 1st liens	1,436	1,628	(11.8%)	1,684	1,783	1,930	(25.6%)
Home equity loans junior liens	7,080	7,113	(0.5%)	7,119	6,893	7,171	(1.3%)

Home equity	9,633	9,859	(2.3%)	9,933	9,556	9,968	(3.4%)
Installment	246	416	(40.9%)	570	664	653	(62.3%)
Residential mortgage	19,841	20,300	(2.3%)	20,593	20,941	22,284	(11.0%)

Total consumer	29,720	30,575	(2.8%)	31,096	31,161	32,905	(9.7%)

Total restructured loans (accruing)	$123,985	$117,043	5.9%	$119,066	$120,093	$121,087	2.4%

Restructured loans in nonaccrual loans (not included above)	$59,585	$69,311	(14.0%)	$70,354	$67,811	$80,590	(26.1%)

			Dec 13 vs Sep 13				Dec 13 vs Dec 12
Loans Past Due 30-89 Days	Dec 31, 2013	Sep 30, 2013	% Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	% Change
Commercial and industrial	$6,826	$6,518	4.7%	$8,516	$10,263	$11,339	(39.8%)
Commercial real estate—owner occupied	3,106	8,505	(63.5%)	8,105	6,804	11,053	(71.9%)
Lease financing	—	1,000	N/M	57	283	12	N/M

Commercial and business lending	9,932	16,023	(38.0%)	16,678	17,350	22,404	(55.7%)
Commercial real estate—investor	23,215	21,747	6.8%	18,269	25,201	13,472	72.3%
Real estate construction	1,954	820	138.3%	797	2,287	3,155	(38.1%)

Commercial real estate lending	25,169	22,567	11.5%	19,066	27,488	16,627	51.4%

Total commercial	35,101	38,590	(9.0%)	35,744	44,838	39,031	(10.1%)
Home equity revolving lines of credit	6,728	6,318	6.5%	7,739	1,832	7,829	(14.1%)
Home equity loans 1st liens	1,110	1,376	(19.3%)	1,857	1,869	1,457	(23.8%)
Home equity loans junior liens	2,842	2,206	28.8%	2,709	2,848	4,252	(33.2%)

Home equity	10,680	9,900	7.9%	12,305	6,549	13,538	(21.1%)
Installment	1,150	1,170	(1.7%)	1,434	2,500	2,109	(45.5%)
Residential mortgage	6,118	6,722	(9.0%)	9,920	8,793	9,403	(34.9%)

Total consumer	17,948	17,792	0.9%	23,659	17,842	25,050	(28.4%)

Total loans past due 30-89 days	$53,049	$56,382	(5.9%)	$59,403	$62,680	$64,081	(17.2%)

			Dec 13 vs Sep 13				Dec 13 vs Dec 12
Potential Problem Loans	Dec 31, 2013	Sep 30, 2013	% Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	% Change
Commercial and industrial	$113,669	$112,947	0.6%	$127,382	$127,367	$128,434	(11.5%)
Commercial real estate—owner occupied	56,789	61,256	(7.3%)	75,074	93,098	99,592	(43.0%)
Lease financing	1,784	207	N/M	279	251	264	N/M

Commercial and business lending	172,242	174,410	(1.2%)	202,735	220,716	228,290	(24.6%)
Commercial real estate—investor	52,429	87,526	(40.1%)	89,342	101,775	107,068	(51.0%)
Real estate construction	5,263	7,540	(30.2%)	9,184	10,040	13,092	(59.8%)

Commercial real estate lending	57,692	95,066	(39.3%)	98,526	111,815	120,160	(52.0%)

Total commercial	229,934	269,476	(14.7%)	301,261	332,531	348,450	(34.0%)
Home equity revolving lines of credit	303	170	78.2%	308	450	520	(41.7%)
Home equity loans 1st liens	—	—	N/M	—	—	—	N/M
Home equity loans junior liens	1,810	2,067	(12.4%)	2,307	2,871	3,150	(42.5%)

Home equity	2,113	2,237	(5.5%)	2,615	3,321	3,670	(42.4%)
Installment	50	67	(25.4%)	83	99	111	(55.0%)
Residential mortgage	3,312	5,342	(38.0%)	5,917	7,882	8,762	(62.2%)

Total consumer	5,475	7,646	(28.4%)	8,615	11,302	12,543	(56.4%)

Total potential problem loans	$235,409	$277,122	(15.1%)	$309,876	$343,833	$360,993	(34.8%)

N/M = Not meaningful.

Associated Banc-Corp
Net Interest Income Analysis—Taxable Equivalent Basis
Sequential Quarter	Three months ended December 31, 2013			Three months ended September 30, 2013
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,882,438	$51,498	3.47%	$5,876,745	$52,215	3.53%
Commercial real estate lending	3,736,314	40,241	4.28	3,768,895	37,630	3.96

Total commercial	9,618,752	91,739	3.79	9,645,640	89,845	3.70
Residential mortgage	3,856,944	32,201	3.34	3,714,459	30,479	3.28
Retail	2,272,588	25,851	4.53	2,364,266	26,816	4.51

Total loans	15,748,284	149,791	3.78	15,724,365	147,140	3.72
Investment securities	5,188,616	35,331	2.72	4,980,228	32,282	2.59
Other short-term investments	305,165	1,453	1.90	334,874	1,260	1.51

Investments and other	5,493,781	36,784	2.68	5,315,102	33,542	2.52

Total earning assets	21,242,065	186,575	3.50	21,039,467	180,682	3.42
Other assets, net	2,316,660			2,274,110

Total assets	$23,558,725			$23,313,577

Interest-bearing liabilities:
Savings deposits	$1,200,338	$248	0.08%	$1,204,743	$249	0.08%
Interest-bearing demand deposits	2,852,090	1,047	0.15	2,810,962	1,101	0.16
Money market deposits	7,748,650	3,399	0.17	7,556,050	3,449	0.18
Time deposits	1,727,138	2,646	0.61	1,773,760	2,818	0.63

Total interest-bearing deposits	13,528,216	7,340	0.22	13,345,515	7,617	0.23
Federal funds purchased and securities sold under agreements to repurchase	613,943	271	0.18	633,594	308	0.19
Other short-term funding	726,551	228	0.12	1,417,113	434	0.12
Long-term funding	1,266,464	6,499	2.05	614,708	6,866	4.47

Total short and long-term funding	2,606,958	6,998	1.07	2,665,415	7,608	1.14

Total interest-bearing liabilities	16,135,174	14,338	0.35	16,010,930	15,225	0.38
Noninterest-bearing demand deposits	4,353,315			4,264,304
Other liabilities	197,598			175,453
Stockholders’ equity	2,872,638			2,862,890

Total liabilities and stockholders’ equity	$23,558,725			$23,313,577

Net interest income and rate spread (1)		$172,237	3.15%		$165,457	3.04%

Net interest margin (1)			3.23%			3.13%
Taxable equivalent adjustment		$5,038			$4,948

Net Interest Income Analysis—Taxable Equivalent Basis

Comparable Quarter	Three months ended December 31, 2013			Three months ended December 31, 2012
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,882,438	$51,498	3.47%	$5,431,195	$53,442	3.92%
Commercial real estate lending	3,736,314	40,241	4.28	3,451,104	35,623	4.11

Total commercial	9,618,752	91,739	3.79	8,882,299	89,065	3.99
Residential mortgage	3,856,944	32,201	3.34	3,485,719	30,126	3.46
Retail	2,272,588	25,851	4.53	2,763,084	31,865	4.59

Total loans	15,748,284	149,791	3.78	15,131,102	151,056	3.98
Investment securities	5,188,616	35,331	2.72	4,545,178	31,759	2.79
Other short-term investments	305,165	1,453	1.90	356,152	2,876	3.22

Investments and other	5,493,781	36,784	2.68	4,901,330	34,635	2.83

Total earning assets	21,242,065	186,575	3.50	20,032,432	185,691	3.70
Other assets, net	2,316,660			2,429,454

Total assets	$23,558,725			$22,461,886

Interest-bearing liabilities:
Savings deposits	$1,200,338	$248	0.08%	$1,129,983	$225	0.08%
Interest-bearing demand deposits	2,852,090	1,047	0.15	2,236,826	954	0.17
Money market deposits	7,748,650	3,399	0.17	6,797,306	4,103	0.24
Time deposits	1,727,138	2,646	0.61	2,037,386	3,809	0.74

Total interest-bearing deposits	13,528,216	7,340	0.22	12,201,501	9,091	0.30
Federal funds purchased and securities sold under agreements to repurchase	613,943	271	0.18	984,869	558	0.23
Other short-term funding	726,551	228	0.12	550,137	226	0.16
Long-term funding	1,266,464	6,499	2.05	1,103,655	9,140	3.31

Total short and long-term funding	2,606,958	6,998	1.07	2,638,661	9,924	1.50

Total interest-bearing liabilities	16,135,174	14,338	0.35	14,840,162	19,015	0.51
Noninterest-bearing demand deposits	4,353,315			4,448,767
Other liabilities	197,598			194,339
Stockholders’ equity	2,872,638			2,978,618

Total liabilities and stockholders’ equity	$23,558,725			$22,461,886

Net interest income and rate spread (1)		$172,237	3.15%		$166,676	3.19%

Net interest margin (1)			3.23%			3.32%
Taxable equivalent adjustment		$5,038			$5,221

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Associated Banc-Corp
Net Interest Income Analysis—Taxable Equivalent Basis
Year Over Year	Year ended December 31, 2013			Year ended December 31, 2012
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,809,578	$208,039	3.58%	$5,139,155	$202,444	3.94%
Commercial real estate lending	3,705,526	149,539	4.04	3,350,190	140,881	4.21

Total commercial	9,515,104	357,578	3.76	8,489,345	343,325	4.04
Residential mortgage	3,714,544	123,275	3.32	3,330,123	121,399	3.65
Retail	2,433,497	110,338	4.53	2,922,317	135,094	4.62

Total loans	15,663,145	591,191	3.77	14,741,785	599,818	4.07
Investment securities	4,995,331	132,671	2.66	4,469,541	132,793	2.97
Other short-term investments	321,652	5,193	1.61	402,451	6,719	1.67

Investments and other	5,316,983	137,864	2.59	4,871,992	139,512	2.86

Total earning assets	20,980,128	729,055	3.47	19,613,777	739,330	3.77
Other assets, net	2,325,630			2,362,580

Total assets	$23,305,758			$21,976,357

Interest-bearing liabilities:
Savings deposits	$1,188,910	$942	0.08%	$1,096,692	$851	0.08%
Interest-bearing demand deposits	2,827,778	4,517	0.16	2,148,459	3,741	0.17
Money market deposits	7,322,476	13,702	0.19	6,148,663	15,336	0.25
Time deposits	1,849,718	12,106	0.65	2,239,709	21,503	0.96

Total interest-bearing deposits	13,188,882	31,267	0.24	11,633,523	41,431	0.36
Federal funds purchased and securities sold under agreements to repurchase	675,574	1,322	0.20	1,177,105	2,687	0.23
Other short-term funding	1,198,264	1,519	0.13	936,376	3,294	0.35
Long-term funding	901,927	29,332	3.25	1,158,731	44,880	3.87

Total short and long-term funding	2,775,765	32,173	1.16	3,272,212	50,861	1.55

Total interest-bearing liabilities	15,964,647	63,440	0.40	14,905,735	92,292	0.62
Noninterest-bearing demand deposits	4,249,313			3,948,846
Other liabilities	199,486			172,788
Stockholders’ equity	2,892,312			2,948,988

Total liabilities and stockholders’ equity	$23,305,758			$21,976,357

Net interest income and rate spread (1)		$665,615	3.07%		$647,038	3.15%

Net interest margin (1)			3.17%			3.30%
Taxable equivalent adjustment		$20,072			$21,046

(1)    The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)    Nonaccrual loans and loans held for sale have been included in the average balances.

(3)    Interest income includes net loan fees.

Net Interest Income Analysis—Taxable Equivalent Basis
Year Over Year Change	Years Ended December 31, 2013 vs December 31, 2012
	Change in	Change in	$ Balances
(in thousands)	Balance	Income /Expense	Growth / Decline
Earning assets:
Loans:
Commercial and business lending	$670,423	$5,595	13.0%
Commercial real estate lending	355,336	8,658	10.6

Total commercial	1,025,759	14,253	12.1
Residential mortgage	384,421	1,876	11.5
Retail	(488,820)	(24,756)	(16.7)

Total loans	921,360	(8,627)	6.2
Investment securities	525,790	(122)	11.8
Other short-term investments	(80,799)	(1,526)	(20.1)

Investments and other	444,991	(1,648)	9.1

Total earning assets	1,366,351	(10,275)	7.0
Other assets, net	(36,950)		(1.6)

Total assets	$1,329,401		6.0

Interest-bearing liabilities:
Savings deposits	$92,218	$91	8.4%
Interest-bearing demand deposits	679,319	776	31.6
Money market deposits	1,173,813	(1,634)	19.1
Time deposits	(389,991)	(9,397)	(17.4)

Total interest-bearing deposits	1,555,359	(10,164)	13.4
Federal funds purchased and securities sold under agreements to repurchase	(501,531)	(1,365)	(42.6)
Other short-term funding	261,888	(1,775)	28.0
Long-term funding	(256,804)	(15,548)	(22.2)

Total short and long-term funding	(496,447)	(18,688)	(15.2)

Total interest-bearing liabilities	1,058,912	(28,852)	7.1
Noninterest-bearing demand deposits	300,467		7.6
Other liabilities	26,698		15.5
Stockholders’ equity	(56,676)		(1.9)

Total liabilities and stockholders’ equity	$1,329,401		6.0

Net interest income and rate spread		$18,577

Net interest margin
Taxable equivalent adjustment		$(974)

Associated Banc-Corp
Financial Summary and Comparison
			Dec 13 vs Sep 13				Dec 13 vs Dec 12
Period End Loan Composition	Dec 31, 2013	Sep 30, 2013	% Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	% Change
Commercial and industrial	$4,822,680	$4,703,056	2.5%	$4,752,838	$4,651,143	$4,502,021	7.1%
Commercial real estate—owner occupied	1,114,715	1,147,352	(2.8%)	1,174,866	1,199,513	1,219,747	(8.6%)
Lease financing	55,483	51,727	7.3%	55,084	57,908	64,196	(13.6%)

Commercial and business lending	5,992,878	5,902,135	1.5%	5,982,788	5,908,564	5,785,964	3.6%
Commercial real estate—investor	2,939,456	2,847,152	3.2%	3,010,992	2,900,167	2,906,759	1.1%
Real estate construction	896,248	834,744	7.4%	800,569	729,145	655,381	36.8%

Commercial real estate lending	3,835,704	3,681,896	4.2%	3,811,561	3,629,312	3,562,140	7.7%

Total commercial	9,828,582	9,584,031	2.6%	9,794,349	9,537,876	9,348,104	5.1%
Home equity revolving lines of credit	874,840	875,703	(0.1%)	888,162	904,187	936,065	(6.5%)
Home equity loans 1st liens	742,120	794,912	(6.6%)	863,779	940,017	1,013,757	(26.8%)
Home equity loans junior liens	208,054	220,763	(5.8%)	234,292	254,203	269,672	(22.8%)

Home equity	1,825,014	1,891,378	(3.5%)	1,986,233	2,098,407	2,219,494	(17.8%)
Installment	407,074	420,268	(3.1%)	434,029	447,445	466,727	(12.8%)
Residential mortgage	3,835,591	3,690,177	3.9%	3,531,988	3,467,834	3,376,697	13.6%

Total consumer	6,067,679	6,001,823	1.1%	5,952,250	6,013,686	6,062,918	0.1%

Total loans	$15,896,261	$15,585,854	2.0%	$15,746,599	$15,551,562	$15,411,022	3.1%

			Dec 13 vs Sep 13				Dec 13 vs Dec 12
Period End Deposit and Customer Funding Composition	Dec 31, 2013	Sep 30, 2013	% Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	% Change
Noninterest-bearing demand	$4,626,312	$4,453,663	3.9%	$4,259,776	$4,453,109	$4,759,556	(2.8%)
Savings	1,159,512	1,195,944	(3.0%)	1,211,567	1,197,134	1,109,861	4.5%
Interest-bearing demand	2,889,705	2,735,529	5.6%	2,802,277	2,966,934	2,554,479	13.1%
Money market	6,906,442	8,199,281	(15.8%)	7,040,317	6,836,678	6,518,075	6.0%
Brokered CDs	50,450	56,024	(9.9%)	59,206	49,919	26,270	92.0%
Other time	1,634,746	1,697,467	(3.7%)	1,759,293	1,917,520	1,971,624	(17.1%)

Total deposits	17,267,167	18,337,908	(5.8%)	17,132,436	17,421,294	16,939,865	1.9%
Customer repo sweeps	419,247	515,555	(18.7%)	489,700	617,038	564,038	(25.7%)
Customer repo term	—	—	N/M	—	4,882	115,032	(100.0%)

Total customer funding	419,247	515,555	(18.7%)	489,700	621,920	679,070	(38.3%)

Total deposits and customer funding	$17,686,414	$18,853,463	(6.2%)	$17,622,136	$18,043,214	$17,618,935	0.4%

Network transaction deposits included above in interest-bearing demand and money market	1,936,403	2,222,810	(12.9%)	2,135,306	2,054,714	1,684,745	14.9%
Brokered CDs	50,450	56,024	(9.9%)	59,206	49,919	26,270	92.0%

Total network and brokered funding	1,986,853	2,278,834	(12.8%)	2,194,512	2,104,633	1,711,015	16.1%

Net customer deposits and funding (1)	15,699,561	16,574,629	(5.3%)	15,427,624	15,938,581	15,907,920	(1.3%)

(1) Total deposits and customer funding excluding total network and brokered funding.

			Dec 13 vs Sep 13				Dec 13 vs Dec 12
Quarter Average Loan Composition	Dec 31, 2013	Sep 30, 2013	% Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	% Change
Commercial and industrial	$4,709,435	$4,680,582	0.6%	$4,635,892	$4,358,486	$4,182,852	12.6%
Commercial real estate—owner occupied	1,119,186	1,142,919	(2.1%)	1,169,124	1,196,912	1,185,846	(5.6%)
Lease financing	53,817	53,244	1.1%	55,400	59,638	62,497	(13.9%)

Commercial and business lending	5,882,438	5,876,745	0.1%	5,860,416	5,615,036	5,431,195	8.3%
Commercial real estate—investor	2,878,176	2,940,115	(2.1%)	2,951,524	2,899,930	2,821,023	2.0%
Real estate construction	858,138	828,780	3.5%	770,584	692,579	630,081	36.2%

Commercial real estate lending	3,736,314	3,768,895	(0.9%)	3,722,108	3,592,509	3,451,104	8.3%

Total commercial	9,618,752	9,645,640	(0.3%)	9,582,524	9,207,545	8,882,299	8.3%
Home equity revolving lines of credit	876,938	882,478	(0.6%)	896,931	922,084	962,263	(8.9%)
Home equity loans 1st liens	767,857	826,653	(7.1%)	902,554	976,466	1,047,207	(26.7%)
Home equity loans junior liens	214,557	227,021	(5.5%)	242,796	262,193	280,051	(23.4%)

Home equity	1,859,352	1,936,152	(4.0%)	2,042,281	2,160,743	2,289,521	(18.8%)
Installment	413,236	428,114	(3.5%)	441,260	457,409	473,563	(12.7%)
Residential mortgage	3,856,944	3,714,459	3.8%	3,661,742	3,622,455	3,485,719	10.6%

Total consumer	6,129,532	6,078,725	0.8%	6,145,283	6,240,607	6,248,803	(1.9%)

Total loans	$15,748,284	$15,724,365	0.2%	$15,727,807	$15,448,152	$15,131,102	4.1%

			Dec 13 vs Sep 13				Dec 13 vs Dec 12
Quarter Average Deposit Composition	Dec 31, 2013	Sep 30, 2013	% Change	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	% Change
Noninterest-bearing demand	$4,353,315	$4,264,304	2.1%	$4,191,704	$4,185,924	$4,448,767	(2.1%)
Savings	1,200,338	1,204,743	(0.4%)	1,207,959	1,141,781	1,129,983	6.2%
Interest-bearing demand	2,852,090	2,810,962	1.5%	2,867,524	2,779,929	2,236,826	27.5%
Money market	7,748,650	7,556,050	2.5%	6,930,554	7,044,344	6,797,306	14.0%
Time deposits	1,727,138	1,773,760	(2.6%)	1,907,337	1,994,406	2,037,386	(15.2%)

Total deposits	$17,881,531	$17,609,819	1.5%	$17,105,078	$17,146,384	$16,650,268	7.4%